[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).
Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
Exhibit 10.1A
AMENDMENT NO. 2
DATED AS OF JULY 24, 2025
TO THE
PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT, AS AMENDED
BY AND BETWEEN
INTERNATIONAL AERO ENGINES, LLC
AND
FRONTIER AIRLINES, INC
DATED AS OF APRIL 13, 2020

This document contains proprietary information of International Aero Engines, LLC (“IAE LLC”). IAE LLC offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE LLC’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE LLC’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE LLC’s written consent may result in criminal and/or civil liability.
This document does not contain any export regulated technical data.
Frontier NEB_FMP Amendment No. 2 (07-23-2025) Final Distribution.docx
AAA

AMENDMENT NO. 2
THIS AMENDMENT NO. 2, dated as of July 24, 2025 (this “Amendment No. 2), amends the PW1100G-JM Engine Purchase and Support Agreement, dated April 13, 2020, as amended (as amended, the “Agreement”), by and between International Aero Engines, LLC (“IAE LLC”), which has an office located at 400 Main Street, East Hartford, Connecticut 06118, USA and Frontier Airlines, Inc., a corporation organized and existing under the laws of Colorado, which has an office located at 4545 Airport Way, Denver, Colorado, 80239 USA (“Frontier”).
WHEREAS:
Frontier provided a letter to IAE LLC dated June 4, 2024, notifying IAE LLC that, pursuant the conversion rights set forth in Appendix 1 of the Agreement, the eighteen (18) A321XLR Aircraft currently scheduled for delivery under the Agreement shall be converted to A321NEO Aircraft (the “Conversion Notice”).
In accordance with Conversion Notice, Frontier and IAE LLC have agreed to amend the Agreement to, among other things, amend and restate the Delivery Schedule, including delays of the delivery of Firm Aircraft and Firm Spare Engines.
[***]
The Parties wish to enter into a new Spare Engine and Intermix Agreement between the Parties to provide certain support, coverage, and provisions for Frontier’s combined fleet of 2020 FMP Engines and 2025 FMP Engines (as defined in the Spare Engine and Engine Thrust Intermix Agreement).
The Parties also wish to enter into this Amendment No. 2 to amend the Agreement as set forth below.
Other amendments to the Agreement are included below in order to establish a new Spare Engine and Engine Thrust Intermix Agreement between the Parties to provide certain support, coverage, and provisions for Frontier’s combined fleet of 2020 FMP Engines and 2025 FMP Engines (as defined in the Spare Engine and Engine Thrust Intermix Agreement).
The Parties agree and intend that this Amendment No. 2 shall be signed contemporaneously with the 2025 NEB-FMP Agreement.
NOW THEREFORE:
In consideration of the foregoing conditions and of the mutual covenants herein contained, IAE LLC and Frontier hereby amend the Agreement as follows:
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1.    [***]
2.    Section 2.6, of the Agreement is hereby deleted in its entirety and replaced with the new Section 2.6 set forth below:
“Notwithstanding Section 2.2 and Section 2.3 above, as well as the terms of the Spare Engine and Intermix Agreement, the term of the maintenance services coverage under this FMP for each Firm Spare Engine begins on the date that Frontier accepts delivery of such Firm Spare Engine, at which time the Firm Spare Engine will be deemed an FMP Engine, and will continue thereafter until the latter of (i) [***] per Firm Spare Engine or (ii) removal from the FMP in accordance with this Section 2.6. Following delivery of the last Frontier Aircraft and once [***] is achieved as a result of FMP Engines originally installed on Frontier Aircraft completing their Term under the FMP, Frontier may remove Firm Spare Engines from the FMP in any order, so long as the Spare Engine Ratio remains [***], provided that upon the end of the Term for the last FMP Engine originally installed on a Frontier Aircraft, any Firm Spare Engine still under the FMP will also reach the end of its Term. For the avoidance of doubt, no Firm Spare Engine will have a Period of Cover less than [***].”
3.    Section 3.1, of the Agreement is hereby deleted in its entirety and replaced with the new Section 3.1 set forth below:
[***]
3.1.1 [***]
[***]

[***]
EXPRESSED IN [***] UNITED STATES DOLLARS
Aircraft Model	Engine Model	Unit Base Price Per Engine Shipset	Introductory Assistance Credit Per Firm Aircraft
A320neo	PW1127GA-JM	[***]	[***]
A321neo	PW1133GA-JM	[***]	[***]
A321neo	PW1133G1-JM	[***]	[***]
A321XLR	PW1133GA-JM	[***]	[***]
A321XLR	PW1133G1-JM	[***]	[***]
A321XLR	PW1134GA-JM	[***]	[***]

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3.1.2 [***]
[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
”
4.     A new Section 10.3 is hereby added to Article 10 (“[***]”) as follows:
    “10.3 [***]
5.     In Appendix 1 (“Definitions”), the definition of “[***]” is hereby amended and restated as follows:
[***]
6.     In Appendix 1 (“Definitions”), a new definition for “Spare Engine and Intermix Agreement” is added in alphabetical order as follows:

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“Spare Engine and Intermix Agreement” means that certain PW1100G-JM Spare Engine and Engine Thrust Intermix Agreement, dated as of July 24, 2025, between IAE LLC and Frontier, as amended, restated, or supplemented from time to time.”
7.     In Appendix 2 of the Agreement, the Delivery Schedule, is hereby deleted in its entirety and replaced with the new Appendix 2 provided as Attachment 1 to this Amendment No. 2.
8.     Appendix 5 Section 6.7.1, of the Agreement is hereby deleted in its entirety and replaced with the new Section 6.7.1 set forth below:
“6.7.1    [***]
[***]
9.     Appendix 5, Section 9.5, of the Agreement is hereby deleted in its entirety and replaced with the new Section 9.5 set forth below:
“9.5    [***]
10.    Appendix 5, Section 10.4, of the Agreement is hereby deleted in its entirety and replaced with the new Section 10.4 set forth below:
“10.4    [***]
[***]
[***]
[***]
11.     Appendix 5, Section 11, of the Agreement is hereby deleted in its entirety and replaced with the new Section 11 set forth below:
“11.    [***]
[***]
12.    Appendix 5, Attachment 1, Article 1(f) of the Agreement is hereby deleted in its entirety and replaced with the new Appendix 5, Attachment 1, Article 1(f) set forth below:
“(f)    [***]
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13.     Attachment 4 to Appendix 5 of the Agreement is hereby deleted in its entirety and replaced with the new Attachment 4 to Appendix 5 attached as Attachment 2 to this Amendment No. 2.
14.    Appendix 5, Attachment 12 of the Agreement, [***], is hereby deleted in its entirety and replaced with the new Attachment 12 to Appendix 5 as Attachment 3 to this Amendment No. 2.
15.     [***]
16.     [***]
The terms and provisions and attachments contained in this Amendment No. 2 constitute the entire agreement between the parties with respect to the matters herein described and supersede all prior understandings and agreements of the parties with respect thereto. No amendment or modification of this Amendment No. 2 shall be binding upon either party unless set forth in a written instrument executed by both parties.
Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Agreement and the Spare Engine and Intermix Agreement, as applicable. The parties hereby agree and acknowledge that there has been full and adequate consideration for the mutual promises contained herein. The terms and conditions of the Agreement are incorporated herein by reference. Except as expressly amended hereby, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.
This Amendment No. 2 is available for the parties’ consideration until [***]. If the foregoing is acceptable to Frontier, please indicate such acceptance by having an authorized official of Frontier sign in the designated space below and return via email to [***]. After acceptance by IAE LLC, IAE LLC will return an electronic copy of the fully executed Amendment No. 2 to Frontier. The Parties agree that facsimile, electronic (including DocuSign), or PDF signatures will be deemed to be of the same force and effect as documents signed with a wet ink signature.
This Amendment No. 2 may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which when taken together shall constitute the same instrument.
Upon acceptance by IAE LLC, as evidenced by execution of the signature block below, this document will become an enforceable amendment to the Agreement and shall be deemed executed in the jurisdiction in which it was signed by IAE LLC.
IAE LLC Proprietary - Subject to the Restrictions on the Front Page
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IN WITNESS WHEREOF, the Parties have caused this Amendment No. 2 to be duly executed as of the date first entered above and deem that it is executed in the State of Connecticut.

FRONTIER AIRLINES, INC.

By:	/s/ Howard Diamond

Typed Name:	Howard Diamond

Title:	General Counsel

INTERNATIONAL AERO ENGINES, LLC

By:	/s/ Daniel Kirk

Typed Name:	Daniel Kirk

Title:	RVP - Sales

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ATTACHMENT 1
“APPENDIX 2
PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
DELIVERY SCHEDULE*

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ATTACHMENT 2
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ATTACHMENT 3
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